LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 2000

Seeks to provide long-term growth

KEMPER
ASIAN GROWTH FUND

    "... The year 2000 probably marks the transition in the Pacific Rim from the explosive rebound phase that followed the crisis of 1997 through 1998 to a period of more sustainable growth. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
15
FINANCIAL STATEMENTS
18
FINANCIAL HIGHLIGHTS
20
NOTES TO FINANCIAL STATEMENTS
25
REPORT OF INDEPENDENT AUDITORS
26
TAX INFORMATION

AT A GLANCE

 KEMPER ASIAN GROWTH FUND
 TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 2000
 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                   KEMPER ASIAN GROWTH         KEMPER ASIAN GROWTH       LIPPER PACIFIC EX-JAPAN
KEMPER ASIAN GROWTH FUND CLASS A                      FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
--------------------------------                   -------------------         -------------------       -----------------------
-39.75%                                                  -40.08%                     -40.01%                     -24.70%

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE FUND MAY INVEST A PORTION OF ITS TOTAL ASSETS IN FOREIGN SECURITIES. THERE ARE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL AND
EMERGING-MARKETS INVESTING, INCLUDING FLUCTUATING EXCHANGE RATES, SHIFTING GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY, ALL OF WHICH COULD AFFECT THE VOLATILITY OF THE FUND.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  11/30/00   11/30/99
 .........................................................
    KEMPER ASIAN GROWTH FUND
    CLASS A                          $4.86      $8.05
 .........................................................
    KEMPER ASIAN GROWTH FUND
    CLASS B                          $4.74      $7.91
 .........................................................
    KEMPER ASIAN GROWTH FUND
    CLASS C                          $4.69      $7.83
 .........................................................

 KEMPER ASIAN GROWTH FUND
 RANKINGS AS OF 11/30/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER PACIFIC EX-JAPAN FUNDS CATEGORY*

                               CLASS A               CLASS B               CLASS C
 .............................................................................................
    1-YEAR                      #73 of                #74 of                #75 of
                               81 funds              81 funds              81 funds
 .............................................................................................
    3-YEAR                      #65 of                #67 of                #69 of
                               73 funds              73 funds              73 funds
 .............................................................................................

*LIPPER, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR INTERNATIONAL EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. as of 11/30/00. The
BOX] Morningstar International Equity Style Box(TM) placement is based on a fund's price-to-earnings and price-to-cash-flow ratios relative to the MSCI EAFE, as well as the size of the companies in which it invests, or median market capitalization. The style box represents a snapshot of a fund's portfolio on a single day, but it's not exact because a portfolio changes from day to day. A longer-term view is represented by the fund's Morningstar category, which is based on actual investment style as measured by the fund's underlying holdings over the past three years.

CURRENCY WEAKNESS A significant decline in a currency's value relative to other currencies, such as the U.S. dollar. Trading or central bank intervention (or lack of intervention) may prompt weakness in the currency markets. For U.S. investors who are investing overseas, a weakness in a foreign currency can have the effect of reducing an investment's total return because the investment, converted back into U.S. dollars, will require more of the foreign currency to purchase dollars.
DEFENSIVE SECURITIES Stocks and bonds that are more conservative than average and tend to perform better than the overall market when the market is weak. Often, noncyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

The global economy grew faster than it has in over a decade during the first half of 2000, but the best news is probably behind us, and an economic slowdown may be more pronounced than we expected in the first half of 2001. Corporate profit problems, which foretold of economic difficulty in our last economic outlook, continue to be problematic. And, two new factors argue for a more pronounced slowdown: Bond markets and bankers, which had been extremely generous with credit, began to have second thoughts, and consumer confidence is giving early signs of cracking.

  Having spent a lot of time wondering who the next president will be, Wall Street turned its attention to a more basic issue during the end of December: corporate earnings. And Wall Street didn't like what it saw. It seemed like almost every day of the week another major U.S. company -- Microsoft, Compaq Computer Corp., General Motors, Whirlpool, Maytag, Chase Manhattan Corp., and J.P. Morgan & Co. -- warned of reduced profits. We said in November that there is fire amid this smoke, and we still believe it today. A general growth slowdown will make it harder to maintain productivity gains. Indeed, we saw the first evidence of productivity slowing along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent.

  A projected slowdown in capital spending, which has been a driver of economic expansion, is also changing our earlier assessment that economic growth would only slow to around 3.5 percent in 2001. In the early part of the year, corporate treasurers were finding it more difficult to satiate their voracious appetite for money, but it was still available. But from September through November bank lending to corporations didn't grow at all. Cash was still available in the bond markets for investment grade borrowers, but lower quality companies are finding money both scarce and expensive. Though capital goods orders are still up about 15 percent vs. a year ago, like bank loans, they have flattened out in the last several months. That will begin to hurt capital spending next year. We expect the growth rate in capital spending to decrease from 14 percent to around 7 percent in 2001.

  A third factor affecting our analysis is consumer spending. In our last economic outlook, we also discussed the beneficial economic impact of consumer confidence. In the early part of the year, consumers were spending prolifically, and the personal savings rate fell from an already low 2.2 percent last year to zero this year. It actually turned slightly negative in the third quarter. But consumer confidence is showing early signs of cracking. This was particularly obvious in mid-December as we moved to the crucial holiday season. The highly respected University of Michigan survey of consumer expectations registered a sharp drop, suggesting that shoppers, who have been a major support to the economic boom of the past several years, were beginning to get worried about future. The Commerce Department reported sales at retail stores fells 0.4 percent in November after being flat in October. This suggests that a consumer spending slowdown might be earlier and sharper than we had previously expected. As a result of these developments, we've taken a full percentage point off the growth rate we assume for the year 2001. We had previously expected growth of
3.5 percent; it now appears GDP is more likely to be up just 2.5 percent.

  The good news is that these signs of a slowing economy appear to have at least one beneficial effect: Consumer prices rose a mere 0.2 percent in November, while producer prices rose just 0.1 percent, rates that indicate that inflation pressures are not intensifying and might even be already easing. This theory was bolstered by a National Association of Purchasing Management survey which showed that companies are having a harder time passing along price increases than they did a year ago. We know that periods of economic slowdown are not the time that inflation accelerates, so we've trimmed a quarter of a point off our inflation outlook for 2001. We expect it to come in around 2 3/4 percent, with even more good news on inflation in 2002.

  Analysts believe that this subdued inflation outlook, combined with increasing signs of a slowing economy, may lead the Fed to cut interest rates early next year. Fed Chairman Alan Greenspan seems to be on the case. He has publicly recognized the risks of a worse economic slowdown than expected, and we believe he's already moved (in his mind, at least) to a neutral stance on monetary policy. Indeed, we agree with the market consensus that he is very likely to cut interest rates early in the new year. This won't stop the economy from slowing down, but it will prevent it from falling off a cliff.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.30                    4.60
Prime rate (2)                                  9.00                   9.50                   8.50                    7.75
Inflation rate (3)*                             3.30                   3.20                   2.60                    1.60
The U.S. dollar (4)                             8.70                   0.70                   0.50                   -2.00
Capital goods orders (5)*                      15.50                  14.60                   7.30                  -13.60
Industrial production (5)*                      4.70                   6.40                   5.10                    3.00
Employment growth (6)                           1.50                   2.40                   2.20                    2.40

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


Therefore, the second half of 2001 is likely to be a little better than the early going.

  The risk of a slowing economy -- and continued volatility in capital markets -- over coming months is real. However, we believe that economic and technological changes that will continue to transform economies around the world, and those who remain diversified and invest for the long term will ultimately benefit.

Sincerely,

Zurich Scudder Investments, Inc.

Economics Group

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF DECEMBER 18, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[SIEH PHOTO]

LEAD PORTFOLIO MANAGER TIEN-YU SIEH JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1996. HE SERVES AS MANAGER OF KEMPER ASIAN GROWTH FUND AND SCUDDER PACIFIC OPPORTUNITIES FUND. SIEH CAME ABOARD AS A RESEARCH ANALYST FOR THE GREATER CHINA REGION, INCLUDING HONG KONG, TAIWAN, SINGAPORE AND THE PEOPLE'S REPUBLIC OF CHINA. PREVIOUSLY, SIEH WORKED AS A SENIOR OFFICER FOR THE SINGAPORE ECONOMICS DEVELOPMENT BOARD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE PAST 12 MONTHS -- THE MOST RECENT SIX IN PARTICULAR -- HAVE BEEN DIFFICULT FOR ASIAN EQUITIES. FOLLOWING THE CRISIS PERIOD OF 1997 THROUGH 1998, THE REGION STAGED A COMEBACK ON THE STRENGTH OF POSITIVE FUNDAMENTAL CHANGES AND THE SURGE IN GLOBAL LIQUIDITY THAT RESULTED FROM LOW SHORT-TERM INTEREST RATES IN THE UNITED STATES AND JAPAN. HOWEVER, A GLOBAL DOWNTURN IN THE TECHNOLOGY AND TELECOM SECTORS, TOGETHER WITH RISING OIL PRICES AND REGION SPECIFIC CONCERNS, HAS BATTERED THE ASIAN MARKETS SO FAR IN 2000. TIEN-YU SIEH, LEAD PORTFOLIO MANAGER OF KEMPER ASIAN GROWTH FUND, EXPLAINS HIS CONTINUED OPTIMISM DESPITE THESE RECENT SETBACKS AND REVIEWS THE FUND'S INVESTMENT STRATEGY OVER THE 12-MONTH PERIOD ENDING NOVEMBER 30, 2000.

Q     HOW DID THE ASIAN MARKETS PERFORM DURING THE PERIOD?

A     Southeast Asian equities declined precipitously during the 12 months ending November 30, 2000, largely due to extreme weakness in the second half of the period. Main detractors included fears over rising oil prices, as well as weakness in the U.S. stock market, particularly within the technology, media and telecommunication sectors (TMT). The region was even influenced by such unrelated factors as the aggressive bidding for third-generation mobile telecom licenses that occurred over the summer in Great Britain and Germany. While the high cost of these licenses could affect the profitability of the European telecom operations, companies operating in the Pacific Rim have no such vulnerability. Nonetheless, Asian stocks in telecom and related sectors suffered under the pervasive cloud of concern over future profitability that blanketed the globe.

  The Asian markets were not immune from region-specific difficulties, either. Such factors include domestic political tension in Taiwan, and the decision by Ford Motor Company to withdraw its offer for Daewoo's auto division, which sparked considerable anxiety over the pace of restructuring in Korea. Additionally, Asian currencies were weak across the board in the face of a strong U.S. dollar. Against this challenging backdrop, Kemper Asian Growth Fund lost 39.75 percent (Class A shares unadjusted for sales charges). The fund's benchmark, the Morgan Stanley Capital International All Country Asia Free Ex-Japan index (MSCI AC Asia Free Ex-Japan), took a hefty hit as well, declining
31.03 percent for the 12-month period. The MSCI Asia Free Ex-Japan index is an unmanaged index generally accepted as a benchmark for major markets in the Pacific Rim.

Q     WHAT WERE SOME OF THE KEY FACTORS IN KEMPER ASIAN GROWTH FUND'S
UNDERPERFORMANCE?

A     The largest contributor to the fund's recent underperformance was its overweighting in tech and telecom, positions that had contributed positively to performance in the early part of the fiscal year. During the course of the third quarter of 2000, however, we reevaluated our holdings in these sectors in

PERFORMANCE UPDATE

the face of overwhelming downward pressure on share prices. While we still believe in the superior fundamentals of many of the leading companies in the sector, we are not confident that this will be reflected in the short-term performance of their stock prices. The fund's relative performance was also hurt by its underweighting in value names and stocks that are prominent in the regional indices, both of which benefited from a rotation away from companies in the tech and telecom sectors. We have had relatively little exposure to value names because, based on much analysis, we have concluded that such stocks presently have limited growth potential, relatively weaker operating characteristics and limited competitive positioning.

  In the latter part of the period, the fund was hurt by the fact that the markets offering the heaviest representation of companies with the most attractive fundamentals failed to perform. As a result, performance was hurt by macroeconomic and political factors such as those affecting Taiwan and Korea. Such issues, which we believe to be unrelated to the basic company-specific fundamentals of the stocks we hold in the portfolio, prevented our bottom-up stock selection approach from having a positive effect. Similarly, we were underweight in top-performing markets such as Hong Kong, Singapore and Australia, which we felt largely comprised companies with limited upside potential.

Q     THE FUND HAS HELD A LARGE POSITION IN SEMICONDUCTOR STOCKS AND PLAYS ON
THE BOOM IN WIRELESS COMMUNICATION. HOW DID THESE HOLDINGS AFFECT PERFORMANCE?

A     The decline in these areas figured largely in the fund's underperformance.
Believing that the semiconductor industry was still in the middle of an extended growth cycle, we were highly positive on the sector entering the third quarter. Our positive outlook at the time was reinforced by the fact that valuations of Asian semiconductor companies were dramatically lower than their global counterparts. Another sector about which we were enthusiastic was mobile telecommunications; our view was that the world was on the brink of a mobile data revolution. However, our views on these key sectors have since evolved. While valuations remain fundamentally sound and, in fact, have become even more attractive in recent months, we are now taking a more cautious stance. Our primary rationale is that the Asian tech and telecom sectors are still a secondary investment made after global investors have already established positions in the industry leaders in the United States and Europe. While the fundamental outlook for several companies in the sector remains positive, it will be difficult for their values to be recognized by investors as long as volatility in U.S. tech stocks remains high.

Q     HOW IS KEMPER ASIAN GROWTH FUND POSITIONED AT PRESENT, AND WHAT CHANGES
HAVE YOU MADE IN RECENT MONTHS?

A     The fund continues to hold an overweight position in companies with exposure to the recovery of the domestic economy, as well as leading exporters of industrial products and services. As in the second quarter, we have recently reviewed our portfolio composition in considerable detail, undertaking an in-depth analysis of our holdings through on-the-ground meetings with company managements. With few exceptions, we determined that the operating positions of the companies in the fund remained highly positive and, in many cases, were ahead of expectations. We therefore made few changes to the portfolio during the period. That said, we did resist adding to positions in companies such as Samsung Electronics, SK Telecom and China Telecom. Instead, we elected to add to the banking and financial services sectors, taking small positions in companies such as HSBC Holdings and Li & Fung, which we believe are positioned to benefit from interest-rate easing by the U.S. Federal Reserve Board. We also added to select regional banks in Korea, on the view that they are likely to be beneficiaries of a more aggressive reform effort implemented by the government should the economy slow dramatically. In addition to our confidence in these macroeconomic drivers, we believe that these companies had accelerated the overhaul of their operations, with the aim of improving efficiency and future returns.

  The current backdrop of economic uncertainty and the resultant poor business visibility has guided us to raise cash levels in recent months, after having held minimal cash throughout the first half of the calendar year. This gives us the flexibility to act aggressively on fresh opportunities as they present themselves.

Q     WHAT IS YOUR OUTLOOK FOR THE ASIAN MARKETS?

A     Any rallies off of depressed levels are likely to prove unsustainable.
This could limit the upside in many sectors until the larger questions surrounding global growth, oil prices and currencies

PERFORMANCE UPDATE

have been resolved. Despite these concerns, our medium- to longer-term outlook for Asia remains positive. We believe that the ongoing process of reform on both the public and private levels is creating the foundation of a "virtuous cycle" that would benefit the region's economy. As corporations gain strength and begin to generate improved earnings, confidence among investors and consumers should improve markedly, allowing capital to flow into the Pacific Rim and provide the fuel for further growth. On the individual company level, we continue to find numerous stocks that offer strong earnings and improving fundamentals. While such factors have generally not led to good stock price performance in recent months, we believe that over the long term, our use of on-the-ground, bottom-up research to find fast-growing, fundamentally sound companies will position the fund to benefit from an eventual improvement in Asia's economic backdrop.

  The year 2000 probably marks the transition from the explosive rebound phase that followed the crisis of 1997 through 1998 to a period of more sustainable growth. Further, the sharp downturn in the Asian markets since the end of the first quarter of 2000 has effectively lowered valuations to more reasonable levels. We believe this to be especially true in light of the strong operating performance that many of our holdings have demonstrated. Although investors should not expect strong absolute returns in the near term, we will continue to position the fund to benefit from the long-term themes that are emerging in the Pacific Basin.

                         IMPORTANT NEWS TO SHAREHOLDERS

   TO MAXIMIZE THE EFFICIENCY OF PORTFOLIO MANAGEMENT AND REDUCE EXPENSES TO SHAREHOLDERS, THE FUND'S BOARD OF DIRECTORS RECENTLY APPROVED A PROPOSAL FOR REORGANIZATION, WHICH WOULD ALLOW THIS PORTFOLIO TO MERGE WITH SCUDDER PACIFIC OPPORTUNITIES FUND. THIS REORGANIZATION, PENDING SHAREHOLDER APPROVAL, IS SCHEDULED TO OCCUR IN MAY 2001. YOU SHOULD HAVE RECENTLY RECEIVED A SUPPLEMENT TO YOUR CURRENT PROSPECTUS THAT OUTLINES THE DETAILS OF THIS PROPOSAL. YOU SHOULD BE RECEIVING SHORTLY, IF YOU HAVE NOT ALREADY, A PROXY STATEMENT DESCRIBING THE REORGANIZATION IN DETAIL AS WELL AS THE BOARD'S CONSIDERATIONS IN ITS RECOMMENDATION OF THE REORGANIZATION. PLEASE CONTACT SHAREHOLDER SERVICES AT (800) 621-1048 IF YOU HAVE NOT RECEIVED THESE MATERIALS OR IF YOU HAVE ANY QUESTIONS.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED NOVEMBER 30, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                    LIFE OF
                                                  1-YEAR   3-YEAR    CLASS
---------------------------------------------------------------------------------------------------
    KEMPER ASIAN GROWTH FUND CLASS A              -43.22%  -11.39%   -16.06%   (since 10/21/96)
 ...................................................................................................
    KEMPER ASIAN GROWTH FUND CLASS B              -41.87   -10.89    -15.93    (since 10/21/96)
 ...................................................................................................
    KEMPER ASIAN GROWTH FUND CLASS C              -40.10   -10.68    -15.73    (since 10/21/96)
 ...................................................................................................

KEMPER ASIAN GROWTH FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 10/31/96 to 11/30/00
[LINE GRAPH]

                                                   KEMPER ASIAN GROWTH        MSCI AC ASIA FREE EX-       STANDARD & POOR'S 500
                                                      FUND CLASS A1               JAPAN INDEX+                STOCK INDEX++
                                                   -------------------        ---------------------       ---------------------
10/31/96                                                   9422                       10498                       10000
                                                          10060                       10558                       10503
                                                           9641                       10031                       10735
                                                          10110                       10912                       12550
                                                           8734                        6830                       13431
                                                           6579                        5628                       13760
3/31/98                                                    7174                        6055                       15622
                                                           4803                        4434                       16077
                                                           4460                        5287                       14420
                                                           5328                        5620                       17429
                                                           5176                        7505                       18239
6/30/99                                                    7265                        8231                       19464
                                                           6771                        8313                       18188
                                                           9162                        9767                       20832
                                                           9889                        8848                       21248
                                                           7770                        8095                       20625
                                                           6085                        6534                       20368
11/30/00                                                   4894                        6275                       18645

KEMPER ASIAN GROWTH FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 10/31/96 to 11/30/00
[LINE GRAPH]

                                                   KEMPER ASIAN GROWTH        MSCI AC ASIA FREE EX-       STANDARD & POOR'S 500
                                                      FUND CLASS B1               JAPAN INDEX+                STOCK INDEX++
                                                   -------------------        ---------------------       ---------------------
10/31/96                                                  10000                       10498                       10000
                                                          10667                       10558                       10503
                                                          10201                       10031                       10735
                                                          10677                       10912                       12550
                                                           9206                        6830                       13431
                                                           6906                        5628                       13760
3/31/98                                                    7500                        6055                       15622
                                                           4996                        4434                       16077
                                                           4636                        5287                       14420
                                                           5527                        5620                       17429
                                                           5346                        7505                       18239
6/30/99                                                    7500                        8231                       19464
                                                           6990                        8313                       18188
                                                           9462                        9767                       20832
                                                          10183                        8848                       21248
                                                           7988                        8095                       20625
                                                           6259                        6534                       20368
11/30/00                                                   4930                        6275                       18645

KEMPER ASIAN GROWTH FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 10/31/96 to 11/30/00
[LINE GRAPH]

                                                   KEMPER ASIAN GROWTH        MSCI AC ASIA FREE EX-       STANDARD & POOR'S 500
                                                      FUND CLASS C1               JAPAN INDEX+                STOCK INDEX++
                                                   -------------------        ---------------------       ---------------------
10/31/96                                                  10000                       10498                       10000
                                                          10677                       10558                       10503
                                                          10222                       10031                       10735
                                                          10698                       10912                       12550
                                                           9228                        6830                       13431
                                                           6929                        5628                       13760
3/31/98                                                    7523                        6055                       15622
                                                           5008                        4434                       16077
                                                           4648                        5287                       14420
                                                           5539                        5620                       17429
                                                           5348                        7505                       18239
6/30/99                                                    7459                        8231                       19464
                                                           6908                        8313                       18188
                                                           9369                        9767                       20832
                                                          10091                        8848                       21248
                                                           7905                        8095                       20625
                                                           6186                        6534                       20368
11/30/00                                                   4976                        6275                       18645

  PERFORMANCE IS HISTORICAL AND INCLUDES
  REINVESTMENT OF DIVIDENDS AND CAPITAL
  GAINS. INVESTMENT RETURN AND PRINCIPAL
  VALUE FLUCTUATE WITH CHANGING MARKET
  CONDITIONS, SO THAT WHEN REDEEMED,
  SHARES MAY BE WORTH MORE OR LESS THAN
  THEIR ORIGINAL COST. PERFORMANCE OF
  CLASSES WILL DIFFER.

 *THE MAXIMUM SALES CHARGE FOR CLASS A
  SHARES IS 5.75%. FOR CLASS B SHARES,
  THE MAXIMUM CONTINGENT DEFERRED SALES
  CHARGE (CDSC) IS 4%. CLASS C SHARES
  HAVE NO SALES ADJUSTMENT, BUT
  REDEMPTIONS WITHIN ONE YEAR OF
  PURCHASE MAY BE SUBJECT TO A CDSC OF
  1%. FOR ADDITIONAL INFORMATION, SEE
  THE PROSPECTUS, THE STATEMENT OF
  ADDITIONAL INFORMATION AND THE
  FINANCIAL HIGHLIGHTS.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CDSC IN EFFECT AT THE
    END OF THE PERIOD FOR CLASS B
    SHARES. IN COMPARING KEMPER ASIAN
    GROWTH FUND CLASS A SHARES WITH THE
    MSCI AC ASIA FREE EX-JAPAN INDEX,
    YOU SHOULD NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGE
    IS REFLECTED IN THE PERFORMANCE OF
    THE INDEX.

 +THE MSCI AC ASIA FREE EX-JAPAN INDEX
  IS AN UNMANAGED INDEX GENERALLY
  ACCEPTED AS A BENCHMARK FOR MAJOR FAR
  EASTERN MARKETS. SOURCE IS LIPPER,
  INC.

++THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS WIESENBERGER(R).

LARGEST HOLDINGS

KEMPER ASIAN GROWTH FUND'S 10 LARGEST HOLDINGS*
Representing 38.9 percent of the fund's total market value on November 30, 2000

                HOLDINGS                                    COUNTRY             PERCENT
---------------------------------------------------------------------------------------
1.              CHINA MOBILE                      Hong Kong                       6.0%
---------------------------------------------------------------------------------------
2.              HUTCHISON WHAMPOA                 Hong Kong                       5.2%
---------------------------------------------------------------------------------------
3.              MTR CORP.                         Hong Kong                       5.2%
---------------------------------------------------------------------------------------
4.              SK TELECOM                        Korea                           4.4%
---------------------------------------------------------------------------------------
5.              DBS GROUP HOLDINGS                Singapore                       3.7%
---------------------------------------------------------------------------------------
6.              INFOSYS TECHNOLOGIES              India                           3.6%
---------------------------------------------------------------------------------------
7.              CHEUNG KONG HOLDINGS              Hong Kong                       3.0%
---------------------------------------------------------------------------------------
8.              HSBC HOLDINGS                     United Kingdom                  2.7%
---------------------------------------------------------------------------------------
9.              CHINA UNICOM                      Hong Kong                       2.7%
---------------------------------------------------------------------------------------
10.             SATYAM COMPUTER SERVICES          India                           2.4%
---------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER ASIAN GROWTH FUND
Portfolio of Investments at November 30, 2000

    FOREIGN BONDS--1.2%                                                              PRINCIPAL AMOUNT      VALUE

    KOREA--1.2%
                                       Samsung Electronics, 2.000%, 01/31/03            $  180,000      $   185,850
                                       --------------------------------------------------------------------------------
                                       TOTAL BONDS
                                       (Cost $182,970)                                                      185,850
                                       --------------------------------------------------------------------------------
    COMMON STOCKS--98.8%                                                             NUMBER OF SHARES

    AUSTRALIA--6.6%
                                       Davnet Limited
                                         (PROVIDER OF TELECOMMUNICATION SERVICES)          224,600           80,602
                                       ERG Ltd.
                                         (MANUFACTURER OF AUTOMATED FARE COLLECTION
                                         EQUIPMENT AND SYSTEMS)                            105,000          160,700
                                       National Australia Bank Ltd.
                                         (COMMERCIAL BANK)                                  10,200          160,544
                                       Qantas Airways Ltd.
                                         (INTERNATIONAL AIRLINE COMPANY)                   132,800          244,597
                                       The News Corp., Ltd.
                                         (PRODUCER AND DISTRIBUTOR OF MOTION
                                         PICTURES AND TELEVISION PROGRAMMING)               38,700          345,103
                                       --------------------------------------------------------------------------------
                                                                                                            991,546
-----------------------------------------------------------------------------------------------------------------------

    CHINA--2.3%
                                       China Petroleum and Chemical Corp.*
                                         (EXPLORER AND PRODUCER OF OIL AND NATURAL
                                         GAS AND PETROLEUM PRODUCT IN CHINA)               944,000          167,020
                                       PetroChina Co., Ltd.
                                         (EXPLORER, DEVELOPER AND PRODUCER OF CRUDE
                                         OIL AND NATURAL GAS)                            1,062,000          182,451
                                       --------------------------------------------------------------------------------
                                                                                                            349,471
-----------------------------------------------------------------------------------------------------------------------

    HONG KONG--36.2%
                                       Cheung Kong Holdings Ltd.
                                         (PROVIDES REAL ESTATE AND FINANCIAL
                                         MANAGEMENT SERVICES)                               40,000          450,012
                                       China Mobile Ltd.*
                                         (PROVIDER OF CELLULAR TELECOMMUNICATION
                                         SERVICES)                                         166,000          902,382
                                       China Unicom Ltd.*
                                         (PROVIDER OF TELECOMMUNICATIONS SERVICES)         290,000          410,844
                                       Citic Pacific Ltd.
                                         (DIVERSIFIED HOLDING COMPANY)                      58,000          199,659
                                       Dao Heng Bank Group Ltd.
                                         (PROVIDER OF COMMERCIAL AND RETAIL
                                         BANKING)                                           35,000          170,517
                                       Esprit Holdings Ltd.
                                         (DESIGNER AND MANUFACTURER OF HIGH QUALITY
                                         FASHION PRODUCTS)                                 312,678          260,572
                                       Giordano International Ltd.
                                         (RETAILER AND DISTRIBUTER OF CASUAL
                                         APPAREL AND ACCESSORIES)                          448,374          219,881
                                       HK Land Warrants, 04/26/2001*                       232,000          141,520
                                       Hongkong Electric Holdings, Ltd.
                                         (ELECTRIC UTILITY AND REAL ESTATE)                 78,000          269,007
                                       Hutchison Whampoa, Ltd.
                                         (PROVIDER OF INVESTMENT SERVICES)                  65,800          786,668
                                       JCG Holdings Ltd.
                                         (BANK)                                            356,000          164,312
                                       Legend Holdings Ltd.
                                         (MANUFACTURER OF COMPUTERS AND RELATED
                                         PRODUCTS)                                         318,000          216,082
                                       MTR Corporation Ltd.*
                                         (PROVIDER OF PUBLIC TRANSPORT SERVICES IN
                                         HONG KONG)                                        512,500          785,196

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE
                                       Quality Healthcare Asia Ltd.
                                         (PROVIDER OF MEDICAL COVERAGE SERVICES)           756,000      $   148,296
                                       Sun Hung Kai Properties Ltd.
                                         (REAL ESTATE DEVELOPER AND FINANCE
                                         COMPANY)                                           45,000          349,047
                                       --------------------------------------------------------------------------------
                                                                                                          5,473,995
-----------------------------------------------------------------------------------------------------------------------

    INDIA--12.3%
                                       Dr. Reddy's Laboratories Ltd.
                                         (MANUFACTURER AND EXPORTER OF
                                         PHARMACEUTICALS)                                    5,800          167,225
                                       Global Tele-Systems Limited
                                         (MANUFACTURER OF TELECOMMUNICATION
                                         PRODUCTS AND SERVICES)                              5,000          110,406
                                       Hindalco Industries Ltd.
                                         (MINER/REFINER OF ALUMINUM)                         8,500          125,959
                                       Hindustan Lever Ltd.
                                         (MANUFACTURER OF CONSUMER PRODUCTS)                31,000          127,519
                                       Infosys Technologies Ltd.
                                         (PROVIDER OF IT SERVICES AND CONSULTING)            3,600          549,847
                                       ITC Ltd.
                                         (TOBACCO COMPANY)                                  11,900          206,720
                                       Satyam Computer Services Ltd.
                                         (PROVIDER OF IT SERVICES)                          50,700          365,512
                                       State Bank of India
                                         (BANK)                                             54,900          212,713
                                       --------------------------------------------------------------------------------
                                                                                                          1,865,901
-----------------------------------------------------------------------------------------------------------------------

    KOREA--13.3%
                                       Hite Brewery Co., Ltd.
                                         (PRODUCER OF BEER, LIQUOR AND NATURAL
                                         MINERAL DRINKING WATER)                             5,300          165,693
                                       Housing & Commercial Bank
                                         (PROVIDER OF COMMERCIAL BANKING AND
                                         FINANCIAL SERVICES)                                 8,800          188,235
                                       Kookmin Bank
                                         (COMMERCIAL BANK)                                  17,400          193,970
                                       Kookmin Credit Card Co., Ltd.*
                                         (PROVIDER OF CREDIT CARD SERVICES)                  9,700          190,329
                                       Korea Telecom Corp. (ADR)
                                         (PROVIDER OF TELECOMMUNICATIONS SERVICES)          13,100          356,975
                                       SK Telecom Co., Ltd.
                                         (PROVIDER OF MOBILE TELECOMMUNICATIONS
                                         SERVICES)                                           3,330          668,466
                                       Samsung Electro-Mechanics Co., Ltd.
                                         (MANUFACTURER OF ELECTRONIC PARTS AND
                                         CONSUMER PRODUCTS)                                  2,830           72,409
                                       Samsung Electronics Co.
                                         (MANUFACTURER OF INDUSTRIAL ELECTRONIC
                                         PARTS AND CONSUMER PRODUCTS)                        1,347          179,526
                                       --------------------------------------------------------------------------------
                                                                                                          2,015,603
-----------------------------------------------------------------------------------------------------------------------

    SINGAPORE--10.4%
                                       Chartered Semiconductor (ADR)*
                                         (PROVIDER OF WAFER FABRICATION SERVICES TO
                                         SEMICONDUCTOR SUPPLIERS)                            3,350          105,734
                                       DBS Group Holdings Ltd.
                                         (PROVIDER OF BANKING AND FINANCING
                                         SERVICES)                                          48,978          556,155
                                       Singapore Airlines Ltd.
                                         (PROVIDER OF AIR TRANSPORTATION)                   28,800          277,729

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                     NUMBER OF SHARES      VALUE
                                       Singapore Press Holdings, Ltd.
                                         (PRINTER, PUBLISHER, AND DISTRIBUTOR OF
                                         NEWSPAPERS AND MAGAZINES)                          19,000      $   295,977
                                       Venture Manufacturing Ltd.
                                         (PROVIDER OF MANUFACTURING SERVICES TO
                                         ELECTRONICS COMPANIES)                             40,400          329,655
                                       --------------------------------------------------------------------------------
                                                                                                          1,565,250
-----------------------------------------------------------------------------------------------------------------------

    TAIWAN--13.2%
                                       ASE Test Ltd.*
                                         (PROVIDER OF TESTING SERVICES TO
                                         SEMICONDUCTOR MANUFACTURERS)                       10,900          117,175
                                       Compal Electronics Inc.
                                         (MANUFACTURER AND MARKETER OF NOTEBOOK
                                         COMPUTERS AND COLOR MONITORS)                     175,000          272,858
                                       Compeq Manufacturing Co., Ltd.*
                                         (MANUFACTURER OF MULTI-LAYER AND
                                         DOUBLE-SIDED PRINTED CIRCUIT BOARDS)               58,600          256,364
                                       Far Eastern Textile Ltd.
                                         (MANUFACTURER OF NATURAL AND SYNTHETIC
                                         TEXTILE PRODUCTS)                                 149,354          118,470
                                       GigaMedia Ltd.*
                                         (PROVIDER OF BROADBAND INTERNET ACCESS
                                         SERVICES AND CONTENT)                              11,300           37,078
                                       Hon Hai Precision Industry Co., Ltd.
                                         (MANUFACTURER OF ELECTRONIC PRODUCTS)              52,020          296,087
                                       Ritek Corp.*
                                         (MANUFACTURER OF DIGITAL STORAGE MEDIA AND
                                         ELECTRONIC COMPONENTS)                             90,000          171,662
                                       Synnex Technology International Corp. (GDR)
                                         (DISTRIBUTOR OF PERSONAL COMPUTERS AND
                                         PERIPHERALS)                                       20,700           39,482
                                       Taiwan Cement Corp.
                                         (MANUFACTURER OF CEMENT)                          262,960          129,768
                                       Taiwan Semiconductor Manufacturing Co.*
                                         (MANUFACTURER OF INTEGRATED CIRCUITS)              71,506          193,757
                                       United Microelectronics Corporation*
                                         (DESIGNER AND MANUFACTURER OF INTEGRATED
                                         CIRCUITS AND RELATED ELECTRONIC PRODUCTS)          27,100          232,044
                                       Via Technologies Inc.*
                                         (DESIGNER, MANUFACTURER AND MARKETER OF
                                         INTEGRATED PC CHIPSETS)                            19,500          122,207
                                       --------------------------------------------------------------------------------
                                                                                                          1,986,952
-----------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--4.2%
                                       HSBC Holdings PLC
                                         (INTERNATIONAL BANKING AND FINANCIAL
                                         SERVICES COMPANY)                                  30,701          411,325
                                       Standard Chartered PLC
                                         (INTERNATIONAL BANKING GROUP)                      16,653          217,031
                                       --------------------------------------------------------------------------------
                                                                                                            628,356
-----------------------------------------------------------------------------------------------------------------------

    UNITED STATES--0.3%
                                       AsiaInfo Holdings, Inc.*
                                         (PROVIDER OF INTERNET-RELATED SOFTWARE
                                         PRODUCTS)                                           6,200           48,438
                                       --------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $18,504,623)                                                14,925,512
                                       --------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $18,687,593) (a)                                           $15,111,362
                                       --------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

(a) The cost for federal income tax purposes was $18,849,001. At November 30, 2000, net unrealized depreciation for all securities based on tax cost was $3,737,639. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $680,777 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,418,416.

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

At November 30, 2000, the Fund's portfolio of investments had the following industry diversification:

                                                                   VALUE              %
------------------------------------------------------------------------------------------
Financial                                                       $ 3,463,849          22.9%
------------------------------------------------------------------------------------------
Technology                                                        2,936,094          19.4%
------------------------------------------------------------------------------------------
Communications                                                    2,529,675          16.7%
------------------------------------------------------------------------------------------
Manufacturing                                                     1,765,963          11.7%
------------------------------------------------------------------------------------------
Transportation                                                    1,307,522           8.7%
------------------------------------------------------------------------------------------
Consumer Staples                                                    618,402           4.1%
------------------------------------------------------------------------------------------
Consumer Discretionary                                              480,453           3.2%
------------------------------------------------------------------------------------------
Energy                                                              349,471           2.3%
------------------------------------------------------------------------------------------
Media                                                               345,103           2.3%
------------------------------------------------------------------------------------------
Services                                                            333,055           2.2%
------------------------------------------------------------------------------------------
Health                                                              315,521           2.1%
------------------------------------------------------------------------------------------
Utilities                                                           269,007           1.8%
------------------------------------------------------------------------------------------
Miscellaneous                                                       141,520           0.9%
------------------------------------------------------------------------------------------
Construction                                                        129,768           0.9%
------------------------------------------------------------------------------------------
Metals & Minerals                                                   125,959           0.8%
------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO                                      $15,111,362         100.0%
------------------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of November 30, 2000

ASSETS
Investments, at value (cost $18,687,593)                        $15,111,362
---------------------------------------------------------------------------
Cash                                                                 32,738
---------------------------------------------------------------------------
Foreign currency, at value ($671,083)                               666,309
---------------------------------------------------------------------------
Receivable for investments sold                                     231,004
---------------------------------------------------------------------------
Dividends receivable                                                 28,401
---------------------------------------------------------------------------
Interest receivable                                                   3,340
---------------------------------------------------------------------------
Receivable for Fund shares sold                                      25,840
---------------------------------------------------------------------------
Due from Adviser                                                     88,088
---------------------------------------------------------------------------
TOTAL ASSETS                                                     16,187,082
---------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                   433,389
---------------------------------------------------------------------------
Notes payable                                                       400,000
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                    182,394
---------------------------------------------------------------------------
Accrued reorganization costs                                         39,128
---------------------------------------------------------------------------
Accrued management fee                                               27,789
---------------------------------------------------------------------------
TOTAL LIABILITIES                                                 1,082,700
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $15,104,382
---------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Net unrealized appreciation (depreciation) on:
  Investments                                                   $(3,576,231)
---------------------------------------------------------------------------
  Foreign currency related transactions                              (4,794)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (3,335,510)
---------------------------------------------------------------------------
Paid-in-capital                                                  22,020,917
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $15,104,382
---------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($8,629,086/1,777,237 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $4.86
---------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $4.86)               $5.16
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($5,686,820/1,199,604 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $4.74
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($788,476/168,270 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $4.69
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended November 30, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $72,862)            $   152,764
---------------------------------------------------------------------------
Interest                                                             18,637
---------------------------------------------------------------------------
Total income                                                        171,401
---------------------------------------------------------------------------
Expenses:
Management fee                                                      232,814
---------------------------------------------------------------------------
Services to shareholders                                            167,634
---------------------------------------------------------------------------
Custodian fees                                                       88,839
---------------------------------------------------------------------------
Distribution services fees                                           86,079
---------------------------------------------------------------------------
Administrative services fees                                         68,475
---------------------------------------------------------------------------
Auditing                                                             25,493
---------------------------------------------------------------------------
Legal                                                                13,176
---------------------------------------------------------------------------
Trustees' fees and expenses                                          10,752
---------------------------------------------------------------------------
Reports to shareholders                                              43,505
---------------------------------------------------------------------------
Registration fees                                                    54,090
---------------------------------------------------------------------------
Interest expense                                                     31,445
---------------------------------------------------------------------------
Reorganization fees                                                  39,128
---------------------------------------------------------------------------
Other                                                                 7,570
---------------------------------------------------------------------------
Total expenses, before expense reductions                           869,000
---------------------------------------------------------------------------
Expense reductions                                                 (191,753)
---------------------------------------------------------------------------
Total expenses, after expense reductions                            677,247
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (505,846)
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                         528,367
---------------------------------------------------------------------------
Foreign currency related transactions                              (111,438)
---------------------------------------------------------------------------
                                                                    416,929
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (9,631,715)
---------------------------------------------------------------------------
Foreign currency related transactions                                (5,889)
---------------------------------------------------------------------------
                                                                 (9,637,604)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (9,220,675)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(9,726,521)
---------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED NOVEMBER 30,
                                                                -------------------------------------
                                                                    2000                     1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $    (505,846)           $    (37,134)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                   416,929                 912,949
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     (9,637,604)              5,384,378
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         (9,726,521)              6,260,193
-----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         156,785,683             103,948,703
-----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (154,496,325)            (95,083,496)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        2,289,358               8,865,207
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  (7,437,163)             15,125,400
-----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  22,541,545               7,416,145
-----------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment loss of $17,459 at November 30, 1999)                $  15,104,382            $ 22,541,545
-----------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                          CLASS A
                                                                                               FOR THE PERIOD
                                                                                                  FROM
                                                                                               OCTOBER 21, 1996
                                                     YEARS ENDED NOVEMBER 30,                  (COMMENCEMENT OF
                                           ---------------------------------------------       OPERATIONS) TO
                                            2000         1999         1998         1997        NOVEMBER 30, 1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $ 8.05         5.41         6.65        10.04              9.50
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 (.13)(a)     (.01)(a)      .11          .08                --
----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                  (3.06)        2.65        (1.27)       (3.47)              .54
----------------------------------------------------------------------------------------------------------------
Total from investment operations            (3.19)        2.64        (1.16)       (3.39)              .54
----------------------------------------------------------------------------------------------------------------
Less distributions from net investment
income                                         --           --         (.08)          --                --
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 4.86         8.05         5.41         6.65             10.04
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                    (39.75)       48.80       (17.66)      (33.76)             5.68*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ thousands)   8,629       12,685        4,047        3,549               827
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                               2.71(d)      3.35         2.65         2.62              1.46**
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                               2.18(d)      1.76         1.80         1.60              1.46**
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)   (1.55)        (.17)        2.05          .97               .74**
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   169           80          131          155                74**
----------------------------------------------------------------------------------------------------------------

                                                                            CLASS B
                                                                                                    FOR THE PERIOD
                                                                                                       FROM
                                                                                                    OCTOBER 21, 1996
                                                        YEARS ENDED NOVEMBER 30,                    (COMMENCEMENT OF
                                           --------------------------------------------------       OPERATIONS) TO
                                             2000             1999         1998         1997        NOVEMBER 30, 1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $ 7.91            5.34         6.58        10.03              9.50
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   (.17)(a)        (.02)(a)      .06           --                --
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                    (3.00)           2.59        (1.28)       (3.45)              .53
---------------------------------------------------------------------------------------------------------------------
Total from investment operations              (3.17)           2.57        (1.22)       (3.45)              .53
---------------------------------------------------------------------------------------------------------------------
Less distributions from net investment
income                                           --              --         (.02)          --                --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 4.74            7.91         5.34         6.58             10.03
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                      (40.08)          48.13       (18.65)      (34.40)             5.58*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ thousands)     5,687           8,674        3,035        2,545               941
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 3.76(d)         4.25         4.29         3.51              2.34**
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                 2.87(d)         1.91         2.78         2.57              2.34**
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     (2.25)           (.32)        1.07           --              (.14)**
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     169              80          131          155                74**
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                         CLASS C
                                                                                              FOR THE PERIOD
                                                                                                 FROM
                                                                                              OCTOBER 21, 1996
                                                     YEARS ENDED NOVEMBER 30,                 (COMMENCEMENT OF
                                           --------------------------------------------       OPERATIONS) TO
                                            2000        1999         1998         1997        NOVEMBER 30, 1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period       $ 7.83        5.35         6.60        10.03              9.50
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 (.18)(a)    (.08)(a)      .05           --                --
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                  (2.96)       2.56        (1.28)       (3.43)              .53
---------------------------------------------------------------------------------------------------------------
Total from investment operations            (3.14)       2.48        (1.23)       (3.43)              .53
---------------------------------------------------------------------------------------------------------------
Less distributions from net investment
income                                         --          --         (.02)          --                --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 4.69        7.83         5.35         6.60             10.03
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B)(C)                    (40.10)      46.36       (18.72)      (34.20)             5.58*
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets at end of period ($ thousands)     788       1,182          334          304               180
---------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense
reductions (%)                               4.15(d)     5.17         4.56         3.55              2.34**
---------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                               2.90(d)     2.81         2.71         2.54              2.34**
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)   (2.30)      (1.22)        1.14          .03              (.14)**
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   169          80          131          155                74**
---------------------------------------------------------------------------------------------------------------

 * Not annualized.

** Annualized.

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charge.

(c) Total return would have been lower had certain expenses not been waived.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 2.60%, 3.59%, 3.90% for Class A, B, C respectively and after expense reductions were 2.07%, 2.77%, 2.75%, for Class A, B, C respectively.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Asian Growth Fund (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

NOTES TO FINANCIAL STATEMENTS

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At November 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $3,180,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2006, the expiration date, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the
                             "Advisor"). The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the first $250 million of average daily net assets declining to 0.72% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $232,814 for the year ended November 30, 2000, which was equivalent to an annualized effective rate of 0.85%.

                             In addition, the Advisor has temporarily agreed to absorb certain operating expenses of the Fund. Under these arrangements, the Advisor waived and absorbed expenses of $165,167 for the year ended November 30, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended November 30, 2000 are $18,384.

                             For services under the distribution services agreement the Fund pays KDI a fee of 0.75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended November 30, 2000 are $111,862, of which $10,368 is unpaid at November 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to 0.25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (after an expense waiver of $30,674) paid by the Fund to KDI for the year ended November 30, 2000 are $37,801, of which $34,210 is unpaid at November 30, 2000. In addition, $101 was paid to KDI affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder services agent of the Fund. Under the agreement, KSvC received shareholder services fees of $127,034 for the year ended November 30, 2000, of which $18,733 is unpaid at November 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of the Advisor. For the year ended November 30, 2000, the Fund made no payments to its officers and incurred fees of $10,752 to its independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 2000, investment
                             transactions (excluding short-term investments) are as follows:

                             Purchases                               $43,970,002

                             Proceeds from sales                      42,810,947

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                    YEAR ENDED NOVEMBER 30,
                                                                            2000                                1999
                                                                ----------------------------         ---------------------------
                                                                  SHARES          AMOUNT               SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A                  14,321,766    $ 114,580,450          11,077,474    $ 67,206,155
                                       -----------------------------------------------------------------------------------------
                                        Class B                   2,588,377       19,663,579           4,476,157      26,454,401
                                       -----------------------------------------------------------------------------------------
                                        Class C                   2,913,894       22,299,577           1,532,583      10,105,147
                                       -----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                 (14,150,036)    (113,520,581)        (10,277,996)    (62,296,327)
                                       -----------------------------------------------------------------------------------------
                                        Class B                  (2,455,664)     (18,376,894)         (3,918,621)    (22,943,232)
                                       -----------------------------------------------------------------------------------------
                                        Class C                  (2,896,586)     (22,356,773)         (1,443,621)     (9,660,937)
                                       -----------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                      29,029          242,077              29,000         183,000
                                       -----------------------------------------------------------------------------------------
                                        Class B                     (29,645)        (242,077)            (30,000)       (183,000)
                                       -----------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS             $   2,289,358                        $  8,865,207
                                       -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended November 30, 2000, the Fund's custodian and transfer agent fees were reduced by $16,058 and $1,967, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    BORROWINGS              At November 30, 2000, the weighted average
                             outstanding daily balance of all loans for the Fund
                             (based on the number of days the loans were outstanding) was approximately $1,252,612, with an average interest rate of 6.74%. Interest expense for the year ended November 30, 2000 is $31,445.
                             The maximum borrowings outstanding during the year ended November 30, 2000 is $3,900,000.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8    INVESTING IN
     EMERGING MARKETS        Investing in emerging markets may involve special
                             risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

--------------------------------------------------------------------------------

9    PLAN OF
     REORGANIZATION          On November 29, 2000 the Trustees of the Fund
                             approved an Agreement and Plan of Reorganization
                             (the "Reorganization") between the Fund and the Scudder Pacific Opportunities Fund, pursuant to which Scudder Pacific Opportunities Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Scudder Pacific Opportunities Fund. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises.
                             Costs incurred in connection with this
                             restructuring initiative are being borne jointly by the Advisor and certain of the affected funds.
                             These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. The Advisor has agreed to bear $8,561 ($7,100 for Class B and $1,461 for Class C) of such costs. The
                             Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 15, 2001.

                             As a result of the Reorganization, each shareholder of the Kemper Asian Growth Fund will become a shareholder of the Scudder Pacific Opportunities Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Scudder Pacific Opportunities Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER ASIAN GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Kemper Asian Growth Fund as of November 30, 2000, and the related statements of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2000, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Asian Growth Fund at November 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          January 18, 2001

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Fund paid foreign taxes of $72,862 and earned $72,862 of foreign source income during the year ended November 30, 2000. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.023 per share as foreign taxes paid and $0.023 per share as income earned from foreign sources for the year ended November 30, 2000.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    CAROLINE PEARSON
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President and                Assistant Treasurer
                                  Secretary
LINDA C. COUGHLIN
Trustee                           THERESA GUSMAN
                                  Vice President
DONALD L. DUNAWAY
Trustee                           JOHN R. HEBBLE
                                  Treasurer
ROBERT B. HOFFMAN
Trustee                           KATHRYN L. QUIRK
                                  Vice President
DONALD R. JONES
Trustee                           TIEN-YU SIEH
                                  Vice President
THOMAS W. LITTAUER
Chairman, Vice President          WILLIAM F. TRUSCOTT
and Trustee                       Vice President

SHIRLEY D. PETERSON               LINDA J. WONDRACK
Trustee                           Vice President

WILLIAM P. SOMMERS                MAUREEN E. KANE
Trustee                           Assistant Secretary

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG, LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Asian Growth Fund prospectus.
KAGF - 2 (1/25/01) 5888
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)